UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017 (June 28, 2017)

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2017, Question Solution, Inc., a Delaware corporation (the “Company”), held its annual meeting of shareholders (the “Meeting”). A total of 28,722,270 shares of common and preferred stock, constituting a quorum, were present and accounted for at the Meeting. At the Meeting, the Company’s stockholders approved the following proposals:

(i)	The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

All the director nominees were elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Thomas O. Miller	19,162,311	6,002	10,518,455
Shai S. Lustgarten	18,105,125	6,001	10,518,455
Andrew J. MacMillan	18,132,311	6,002	10,518,455
Neev Nissenson	18,105,125	33,188	10,518,455
Yaron Shalem	18,105,124	33,189	10,518,455

(ii)	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

The potential reappointment of RBSM LLP was approved and the votes were cast as follows:

For	Against	Abstain
24,743,104	9,577	3,278,491

(iii)	A non-binding resolution to approve the compensation of the Company’s named executive officers;

The potential advisory resolution on the compensation of the Company’s named executives was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
18,075,404	789,138	30,371	9,827,357

(iv)	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of the Company’s named executive officers in future years;

The potential non-binding resolution as described above was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
18,106,825	35,188	56,801	10,523,456

As of the record date for the Meeting, 40,480,857 shares of common and preferred stock were issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
Director, President and CEO